MODIFICATION OF RECISSION AGREEMENT

This Modification Of Recission Agreement (the "Modification") is entered into on the ____ day of January, 2000, by Wastemasters, Inc., a Maryland corporation ("WM"), Continental Investment Corporation, a Georgia corporation ("CICG"), and Continental Technologies Corporation of Georgia, a Georgia corporation ("CTC").

The parties have entered into a Recission Agreement (the "Agreement") a true and correct copy of which is attached hereto as Exhibit "A" and made a part hereof for all purposes;

The parties desire to modify certain terms and conditions of the Agreement as provided herein.

NOW THEREFORE, FOR AND IN CONSIDERATION of the above premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and confessed, the parties agree as follows:

1. Paragraph 3 of the Agreement is hereby amended in its entirety to read as follows:

3. a. Payment for Disputed Items. To settle certain other claims between parties, WM will pay $200,000 to CICG and $300,000 to CTC as follows:

(1) On January 26, 2000, WM shall pay the sum of $175,000.00 to CICG

(2) On February 28, 2000, WM shall pay the sum of $25,000.00 to CICG and the sum of $150,000.00 to CTC; and

(3) On March 31, 2000, WM shall pay the sum of $150,000.00 to CTC.

b. Escrow Share Certificates. All stock certificates and stock powers (or bonds) described in Section 1 hereof (collectively, the "Shares"), shall be delivered in escrow to the Firm. The Firm shall hold the Shares in escrow until all obligations contained in Section 3 and Section 4 have been satisfied in full.

2. Paragraph 4 (b) (v) is hereby amended in its entirety to read as follows:

Payment in full by WM of the claim Frontier Insurance Company "Frontier" has made on CIC and CTC with respect to a payment bond issued for the benefit of C.A.T. Recycling, Inc. relating to the Central Landfill in Pompano Beach, Florida with the following payment schedule.

(1) On January 26, 2000, WM shall pay the sum of $25,000 to Frontier.

(2) On February 28, 2000, WM shall pay the sum of $35,000 to Frontier, and,

(3) On March 31, 2000, WM shall make the final payment due to Frontier.

3. Except as expressly modified herein, all terms, covenants and conditions contained in the Agreement remain in full force and effect and are hereby ratified and affirmed by the parties hereto.

WASTEMASTERS, INC., a Maryland corporation

/s/ Douglas Holsted

By: Douglas Holsted, President

CONTINENTAL INVESTMENT CORPORATION, a Georgia corporation

/s/ J.B. Morris

By: J.B. Morris, President

CONTINENTAL TECHNOLOGIES CORPORATION OF GEORGIA, a Georgia corporation

/s/ J.B. Morris

By: J.B. Morris, President